                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 California Street
                        San Francisco, California 94111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 21, 1995

To the Stockholders of the G.T. Global Developing Markets Fund, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of the G.T. Global Developing Markets Fund, Inc. (the "Fund") will be held at 50 California Street, San Francisco, California on June 21, 1995 at 3:00 p.m., Pacific time. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote:

          1. To elect the Fund's Board of Directors;

          2. To ratify the selection of Coopers & Lybrand L.L.P., independent accountants, as auditors for the Fund for its fiscal year ending December 31, 1995; and

          3. To transact such other business as may properly come before the Meeting or at any adjournments thereof.

     Stockholders of record at the close of business on April 28, 1995, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. We sincerely hope you can attend the Meeting. However, whether or not you will attend, we urge you to COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY so that a quorum will be present and a maximum number of shares may be voted.

                                          By Order of the Board of Directors

                                          HELGE K. LEE
                                          Vice President and Secretary

San Francisco, California
May 18, 1995

     YOUR VOTE IS VERY IMPORTANT. BY PROMPTLY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY YOU WILL HELP YOUR FUND AVOID THE SUBSTANTIAL ADDITIONAL EXPENSES OF MAKING FURTHER SOLICITATIONS.

                                PROXY STATEMENT

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 California Street
                        San Francisco, California 94111
                                 (415) 392-6181

                         ANNUAL MEETING OF STOCKHOLDERS
                                 June 21, 1995

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of G.T. Global Developing Markets Fund, Inc. (the "Fund"). These proxies are to be used at the Annual Meeting of Stockholders and any adjournments thereof (collectively, the "Meeting") to be held at the offices of the Fund, 50 California Street, 27th Floor, San Francisco, California 94111, on June 21, 1995, at 3:00 p.m. Pacific time. Each stockholder will be entitled to one non-cumulative vote for each share owned on all matters to come before the Meeting. Only stockholders of record at the close of business on April 28, 1995 ("Stockholders") are entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote on each Board of Director position to be filled at the Meeting, on each other proposal and on each other matter brought before the Stockholders at the Meeting. Copies of this Proxy Statement and the accompanying proxy were first sent to such Stockholders on or about May 18, 1995.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Stockholders. Executed proxies that are unmarked will be voted in favor of each of the Proposals described in this Proxy Statement. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by attending the Meeting and voting in person. In addition, the issuance of a subsequent proxy will automatically revoke any prior proxy. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

     If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A majority of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the Proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the Proposals to be considered at the adjourned meeting.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or adjournment with respect to such proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     At the record date, there were 36,416,667 shares of the Fund's common stock outstanding. To the knowledge of the Fund's management, as of the record date, no current Director of the Fund owned 1% or more of the Fund's outstanding common stock. To the knowledge of the Fund's management, as of the record date, the officers and Directors of the Fund owned, as a group, 200 shares of the Fund's common stock, representing less than 1% of the Fund's outstanding common stock. To the knowledge of the Fund's management, as of the record date, there are no persons owning beneficially more than 5% of the Fund's outstanding common stock.

                       PROPOSAL I: ELECTION OF DIRECTORS

     The Fund's Directors are listed below.

     It is the intention of the proxyholders named in the accompanying form of proxy to vote such proxy FOR the election of the nominees listed below unless the Stockholder specifically indicates in his or her proxy desire to withhold authority to vote for any nominee. The affirmative vote of the holders of a majority of the Fund's shares voting at the Meeting is required to elect each nominee. Stockholders of the Fund do not have cumulative voting rights with respect to the election of the Directors. The Board of Directors does not contemplate that any of the nominees, who have consented to being nominated, will be unable to serve as Directors for any reason, but if that should occur prior to the Meeting, the proxies will be voted for such other nominee(s) as the Board of Directors may recommend. If elected, each nominee will hold office until the next annual meeting of Stockholders or until his/her successor is duly elected and qualified.

     Each nominee has served as a Director since the Fund's commencement of operations on January 11, 1994. Mr. Minella is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of his employment by G.T. Capital Management, Inc. ("G.T. Capital"), the Fund's investment manager and administrator.

       INFORMATION REGARDING NOMINEES FOR ELECTION AT 1995 ANNUAL MEETING

                                                                                SHARES OF THE
                                                                                     FUND
                                                                                 BENEFICIALLY
                                                                                    OWNED
                                                                                 DIRECTLY OR
                                                                                  INDIRECTLY
NAME, AGE, BUSINESS EXPERIENCE                          POSITION(S) WITH THE     ON APRIL 28,
DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              FUND                 1995
- -----------------------------------------------------  ----------------------  ----------------
C. Derek Anderson, Age 54                              Director                       --
Chairman of Anderson Capital Management, Inc. (a San
Francisco-based investment advisory firm) from 1988
to present; Chairman, Plantagent Holdings, Ltd.
from 1991 to present; Director, Munsingwear, Inc.;
Director, American Heritage Group, Inc.; T.C.
Higgins, Inc. and various other companies. Mr.
Anderson also is a director or trustee of each of the
other investment companies registered under the 1940
Act that is managed or administered by G.T. Capital.

Frank S. Bayley, Age 55                                Director                      100
A partner of the law firm of Baker & McKenzie, and
serves as Director and Chairman of C.D. Stinson
Company (a private investment company) and a Trustee
of the Seattle Art Museum. Mr. Bayley also is a
director or trustee of each of the other investment
companies registered under the 1940 Act that is
managed or administered by G.T. Capital.

Arthur C. Patterson, Age 51                            Director                       --
Managing Partner of Accel Partners, a venture capital
firm. Mr. Patterson also serves as a director of
various computing and software companies. Mr.
Patterson also is a director or trustee of each of
the other investment companies registered under the
1940 Act that is managed or administered by G.T.
Capital.

Ruth H. Quigley, Age 60                                Director                      100
Private investor. From 1984 to 1986, she was
President of Quigley Friedlander & Co., Inc., a
financial advisory services firm. Miss Quigley also
is a director or trustee of each of the other
investment companies registered under the 1940 Act
that is managed or administered by G.T. Capital.

David A. Minella, Age 42                               Chairman of the Board,         --
Director of BIL GT Group Limited, (the holding         Director and President
company of the various international G.T. companies)
since 1990; Director and President of G.T. Capital
since 1989; Director and the President of G.T. Global
Financial Services, Inc. ("G.T. Global"), a
registered broker/dealer and distributor of the
open-end G.T. Global Mutual Funds, since 1987;
Director and President of G.T. Global Investor
Services, Inc. ("G.T. Services"), transfer agent of
the G.T. Global Mutual Funds, since 1990; and
Director and President of G.T. Global Insurance
Agency, Inc. since 1992. Mr. Minella also is a
director or trustee of each of the other investment
companies registered under the 1940 Act that is
managed or administered by G.T. Capital.

     The above information is provided with respect to each Director's business experience during at least the past five years. Corresponding information with respect to the executive officers of the Fund is provided below. See "Executive Officers of the Fund."

     The Board of Directors has an Audit Committee comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent accountants. During the Fund's initial fiscal period January 11, 1994 to December 31, 1994, the Audit Committee met once.

     The Fund pays each Director who is not a director, officer or employee of G.T. Capital or any affiliated company an annual fee of $5,000, plus $300 for each meeting of the Board or any committee of the Board attended by such Director and reimburses travel and other out-of-pocket expenses incurred in connection with attending Board meetings. For the Fund's initial fiscal period January 11, 1994 to December 31, 1994, the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, in the aggregate received fees and expense reimbursements totalling $32,293. Mr. Minella received no compensation from the Fund. There were five meetings of the Board of Directors held during the initial fiscal period, and each of the Directors attended all such meetings.

     The table below includes certain information relating to the compensation of the Fund's Directors for the fiscal year ended December 31, 1994.

                               COMPENSATION TABLE

                                                        PENSION OR
                                                        RETIREMENT                        TOTAL
                                        AGGREGATE        BENEFITS        ESTIMATED     COMPENSATION
                                       COMPENSATION     ACCRUED AS         ANNUAL        FROM THE
                                           FROM         PART OF THE    BENEFITS UPON   FUND AND THE
      NAME OF PERSON, POSITION           THE FUND     FUND'S EXPENSES    RETIREMENT    FUND COMPLEX
- -------------------------------------  ------------   ---------------  --------------  ------------
C. Derek Anderson....................     $8,323            N/A             N/A          $ 86,261
Frank S. Bayley......................     $8,461            N/A             N/A          $ 91,279
David A. Minella.....................        N/A            N/A             N/A               N/A
Arthur C. Patterson..................     $7,677            N/A             N/A          $ 74,492
Ruth Q. Quigley......................     $7,832            N/A             N/A          $ 78,665

Recommendation and Required Vote

     An affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon is required for the election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTORS LISTED IN PROPOSAL NO. 1.

     PROPOSAL 2:  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting called for the purpose of such selection, the firm of Coopers & Lybrand L.L.P. was selected by the Fund's Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act), as the independent accountants to audit the books and the accounts of the Fund for the fiscal year ending December 31, 1995, and to include its opinion in financial statements filed with the Securities and Exchange Commission. The Board of Directors has directed the submission of this selection to the Fund's Stockholders for ratification. Coopers & Lybrand L.L.P. has advised the Board of Directors that it has no financial interest in the Fund. For the Fund's initial fiscal period January 11, 1994 through December 31, 1994 the professional services rendered by Coopers & Lybrand L.L.P. included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the Securities and Exchange Commission. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Recommendation and Required Vote

     In order to ratify the selection of auditors, the affirmative vote of the holders of a majority of the Fund's shares voting at the Meeting in person or by proxy is required.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
       THAT YOU VOTE TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P.

Information Regarding G.T. Capital

     G.T. Capital is the U.S. member of the G.T. Group, an international advisory organization established in 1969 for the purpose of rendering international portfolio management services to both institutional and individual clients. As of April 1, 1995, aggregate assets under G.T. Group management exceeded $20.6 billion, of which more than $17.9 billion was invested in the securities of non-U.S. issuers. G.T. Capital was established in San Francisco in 1974 and maintains offices at 50 California Street, San Francisco, California 94111. In addition to the San Francisco office, the G.T. Group maintains investment offices in London, Hong Kong, Tokyo, Toronto, Singapore and Sydney.

     G.T. Capital and the other companies in the G.T. Group are indirect subsidiaries of BIL GT Group AG ("BIL GT Holdings"), a financial services holding company. BIL GT Holdings in turn is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address for BIL GT Group AG and the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

     In addition to the investment management services and administration services it provides to the Fund, G.T. Capital presently also serves as investment manager and/or administrator to each of the nineteen open-end G.T. Global Mutual Funds, as well as the closed-end G.T. Greater Europe Fund, the shares of which are listed on the New York Stock Exchange, the G.T. Chile Growth Fund Ltd., an offshore closed-end Fund, the shares of which are listed on the London International Stock Exchange, and the G.T. Global Variable Investment Funds, the underlying funding vehicles for variable annuity contracts of participating insurance companies, including the G.T. Global Allocator, a flexible premium variable annuity contract issued by General American Life Insurance Company.

Executive Officers of the Fund

     The executive officers of the Fund are listed below. The business address of each officer is 50 California Street, San Francisco, California 94111.

David A. Minella, age 42, is President of the Fund. Mr. Minella is a Director and Chairman of the Board and President of G.T. Capital.

Helge K. Lee, age 49, is Senior Vice President and Secretary of the Fund. Mr. Lee has been Senior Vice President, General Counsel and Secretary of G.T. Capital, G.T. Global and G.T. Services since May, 1994. Mr. Lee was the Senior Vice President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October, 1991 through May, 1994. For more than five years prior to October, 1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

F. Christian Wignall, age 39, is Vice President and Chief Investment Officer--Global Equity Investments of the Fund. Mr. Christian Wignall has been Senior Vice President, Chief Investment Officer--Global Equities and a Director of G.T. Capital since 1987, and Chairman of the Investment Policy Committee of the affiliated international G.T. companies since 1990.

Gary Kreps, age 41, is Vice President and Chief Investment Officer--Global Fixed Income Investments of the Fund. Mr. Kreps has been Vice President, Chief Investment Officer--Global Fixed Income and a Director of G.T. Capital since 1992. Prior to joining G.T. Capital, Mr. Kreps was Senior Vice President of the Putnam Companies from 1988 to 1992.

James R. Tufts, age 37, is Vice President, Treasurer and Chief Financial Officer of the Fund. Mr. Tufts has been Senior Vice President--Finance of G.T. Capital, G.T. Global and G.T. Services since 1994. Prior thereto, Mr. Tufts was Vice President--Finance of G.T. Capital and G.T. Services since 1990; and a Director of G.T. Capital, G.T. Global and G.T. Services since 1991.

Kenneth R. Chancey, age 49, is Vice President and Chief Accounting Officer of the Fund since 1992. Mr. Chancey was Vice President of Putnam Fiduciary Trust Company from 1989 to 1992, and Assistant Vice President of Fidelity Service Co. prior thereto.

Peter R. Guarino, age 36, is Assistant Secretary of the Fund. From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation. Prior thereto, he was associated with Colonial Management Associates, Inc.

                              GENERAL INFORMATION

Stockholder Proposals

     The Meeting is an annual meeting of Stockholders. Any Stockholder who wishes to submit a proposal for consideration at the Fund's next annual Stockholder meeting should submit such proposal to the Fund no later than January 19, 1996.

Solicitation of Proxies

     The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of G.T. Capital, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

     The Fund has retained D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of Proxies. If the Fund does not receive your Proxy within the next month, you may receive a telephone call from this firm requesting you to vote. The Fund estimates that D. F. King & Co., Inc. will be paid fees of approximately $5,000 in connection with the solicitation.

Other Matters to Come Before the Meeting

     The Fund's Board of Directors does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Proxyholders will vote thereon in accordance with their best judgment.

Reports to Stockholders

     The Fund will furnish to Stockholders, without charge, a copy of the most recent Annual Report and a copy of the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such Reports may be made by writing to the Fund at 50 California Street, 27th Floor, San Francisco, California 94111, or by calling 800-824-1580.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order of the Board of Directors

                                          HELGE K. LEE
                                          Secretary

May 18, 1995

                  G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

        Proxy for the Annual Meeting of Stockholders on June 21, 1995

        This Proxy is solicited on behalf of the Directors of the Fund

The undersigned hereby appoints DAVID A. MINELLA and PETER R. GUARINO, and each of them separately, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Stockholders of G.T. Global Developing Markets Fund, Inc. (the "Fund") on June 21, 1995 at 3:00 p.m., San Francisco time, and at any adjournment thereof, all of the shares of the Fund's Common Stock, held of record by the undersigned on April 28, 1995.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN PROPOSAL 1 AND FOR BOTH PROPOSALS 2 AND 3.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature of all joint owners is required. Fiduciaries please indicate your full title. If any other matters come before the meeting about which the proxy holders were not aware prior to the time of the solicitation authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters.

HAS YOU ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_____________________________________    ______________________________________

_____________________________________    ______________________________________

_____________________________________    _________________________________GTGDM

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                                 With-  For All
                                                           For   hold   Except
1.  Election of Directors                                  / /    / /    / /

  C. DEREK ANDERSON, FRANK S. BAYLEY, DAVID A. MINELLA, ARTHUR C. PATTERSON,
                             AND RUTH H. QUIGLEY

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the nominee's name.

                                                          For  Against  Abstain
2.  Proposal to ratify the selection of Coopers & Lybrand / /    / /    / /
    L.L.P. as Independent Public Accountants for the fiscal year ending December 31, 1995.

3. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments thereof.

    THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR THE OTHER PROPOSALS LISTED ABOVE.


Please be sure to sign and date this Proxy.        Date______________________


______________________________________    _____________________________________
Shareholder sign here                     Co-owner sign here

Mark box at right if comments or address change have been noted on the   / /
reverse side of this card.

RECORD DATE SHARES: